SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement	|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Bradley Pharmaceuticals, Inc. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|	No fee required.
|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials.
|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on June 15, 2004

To our Stockholders:

You are cordially invited to attend our 2004 Annual Meeting of Stockholders, which will be held on Tuesday, June 15, 2004 at 9:30 a.m., Eastern Daylight Saving Time, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054, for the following purposes:

1.	To elect eight directors, three by the holders of the common stock voting separately as a class and five by the holders of the Class B common stock voting separately as a class, to serve until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed; and

2.	To consider and act upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Only Stockholders of record of our common stock and Class B common stock at the close of business on April 26, 2004 shall be entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof. A Proxy, a Proxy Statement and Annual Report are enclosed herewith.

If you do not expect to be present, you are requested to fill in, date and sign the accompanying Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the meeting. You may also be able to vote your shares on the internet, if indicated on the accompanying Proxy. In the event you decide to attend the meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person, provided you have acceptable proof of ownership.

By Order of the Board of Directors,

/s/ Daniel Glassman
DANIEL GLASSMAN Chairman and CEO

Dated: April 27, 2004

YOUR VOTE IS IMPORTANT. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE VOTE.
YOU MAY VOTE BY INTERNET, IF INDICATED ON THE ACCOMPANYING PROXY, OR BY
COMPLETING, DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY IN THE
ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

TABLE OF CONTENTS

About the Meeting	1
Proposal One: Election of Directors	4
Certain Board Information	7
Committees of the Board	8
Corporate Governance Information	9
Security Ownership of Certain Beneficial Owners and Management	11
Executive Compensation	14
Summary Compensation	14
Aggregated Option Exercises in 2003 and Option Values at December 31, 2003	15
Equity Compensation Plan Information	16
Employment Contracts and Termination of Employment
and Change-in-Control Arrangements	16
Other Compensation Plans	16
Compensation of Directors	16
Compensation Committee Report	17
Section 16(a) Beneficial Ownership Reporting Compliance	18
Related Party Transactions	18
Compensation Committee Interlocks and Insider Participation	18
Comparative Stock Performance	19
Independent Public Accountant Matters	20
Report of the Audit Committee	21
Annual Report and Company Information	22
Miscellaneous	22
Annex A— Audit Committee Charter
Annex B — Compensation Committee Charter
Annex C — Nominating and Corporate Governance
Committee Charter

383 Route 46 West Fairfield New Jersey, 07004

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held on June 15, 2004

ABOUT THE MEETING

When and where will the meeting be held?

The 2004 Annual Meeting of Stockholders of Bradley Pharmaceuticals, Inc. (the “Company”) will be held at 9:30 a.m., Eastern Daylight Saving Time, on Tuesday, June 15, 2004, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054, and at any adjournment(s) thereof (the “2004 Annual Meeting”).

What is the purpose of the 2004 Annual Meeting?

You will be asked to consider and vote upon the election of eight directors, three by the holders of the common stock voting separately as a class and five by the holders of the Class B common stock voting separately as a class, to serve until the next Annual Meeting of Stockholders. The Board of Directors is not aware of any other matters to be presented for action at the 2004 Annual Meeting. However, if other matters are presented for a vote, the proxies will be voted for these matters in accordance with the judgment of the persons acting under the proxies.

When will this Proxy Statement be sent to Stockholders?

This Proxy Statement is first being sent to Stockholders on or about April 27, 2004. A copy of the Company’s Annual Report, containing financial statements for the year ended December 31, 2003, has also been enclosed in the same mailing with this Proxy Statement.

Who is entitled to vote?

Only Stockholders of record at the close of business on Monday, April 26, 2004, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the 2004 Annual Meeting. If you were a Stockholder of record on that date, you will be entitled to vote all of the shares that you owned on that date.

Who is soliciting my vote?

Your vote is being solicited by and on behalf of the Company’s Board of Directors.

Who pays for the solicitation of my vote?

The Company pays the costs of soliciting your vote, including the costs of mailing.

How will my vote be solicited?

Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or telegram, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies.

The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock and Class B common stock, (ii) furnish the number of copies necessary for these record holders to supply the materials to the beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

How many votes can be cast by the holders of our common stock and Class B common stock?

On April 26, 2004, the Record Date, there were 15,186,232 shares of the Company’s common stock and 429,752 shares of the Company’s Class B common stock outstanding. The holders of common stock and Class B common stock are generally entitled to one vote and five votes, respectively, for each share held on the Record Date, but with respect to the election of directors, so long as there are at least 325,000 shares of Class B common stock issued and outstanding, holders of Class B common stock, voting separately as a class, are entitled to elect a majority of the directors and holders of common stock, voting separately as a class, are entitled to elect the balance of the directors.

How many votes must be present to hold the meeting?

A quorum of each of the common stock and Class B common stock must be present. A “quorum” is a majority (more than half) of the outstanding shares eligible to vote on the particular matter. They may be present at the meeting or represented by proxy. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the 2004 Annual Meeting, but will not be counted for purposes of calculating a plurality. If a quorum of each of the common stock and Class B common stock is not present at the 2004 Annual Meeting, it may be adjourned from time to time until such quorum is present or represented by proxy.

How many votes are required for the election of directors?

The affirmative vote of a plurality of the shares of the Company’s common stock or Class B common stock, as the case may be, represented in person or by properly executed proxy, is required to approve the election of the Company’s nominees for election by such shares of stock. At the 2004 Annual Meeting, the holders of common stock are entitled to elect three directors and the holders of Class B common stock are entitled to elect five directors.

How many votes are required for other matters that may properly come before the meeting?

The affirmative vote of a majority in voting interest of the Company’s common stock and Class B common stock, voting together as a class, present or represented and entitled to vote is required for all other business that may properly come before the 2004 Annual Meeting or any adjournments.

How do I vote?

You can vote either in person at the 2004 Annual Meeting or by proxy without attending the 2004 Annual Meeting. To vote by proxy, you must:

2

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope; or
•	vote by internet if indicated on the enclosed proxy card.

What if I return my proxy card and don’t vote on a matter listed on it?

If you return a proxy card without indicating your vote, your shares will be voted For the director nominees listed on the card and will be voted in the discretion of the persons named in the proxy on any other matters that may be properly brought before the meeting.

Can I change my vote?

Yes. Just send in a new proxy card with a later date, cast a new vote by internet, or send a written notice of revocation to the Company’s Secretary at the address on the cover page of this Proxy Statement. If you attend the 2004 Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used. If your shares are held through a broker, bank or other institution in “street name”, you will need to obtain a proxy form from the institution that holds your shares.

How are the votes counted?

The votes are counted as received by an automated system administered by ADP Investor Services. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders and will have the effect of a vote against proposals, other than the election of directors. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved and will not be counted as votes for or against such proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner expressly does not vote on a particular matter because the nominee does not have discretionary voting power with respect to the matter and has not received instructions from the beneficial owner.

Can I access the Company’s proxy materials and annual report electronically?

This Proxy Statement and the Company’s Annual Report on Form 10-K are available on our internet website at www.bradpharm.com.

What is “householding” and how does it affect me?

The Securities and Exchange Commission has adopted a rule concerning the delivery of annual reports and proxy statements that permits us, with your permission, to send a single set of these proxy materials to any household at which two or more Stockholders reside if we believe they are members of the same family. A separate proxy card would still be mailed to each Stockholder at the same address. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the Company has not instituted this procedure, but may do so in the future.

A limited number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s common stock or Class B common stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or Annual Report, or wish to revoke your decision to household. These options are available to you at any time.

3

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of such number of directors as shall be determined by the Board of Directors from time to time, which number is currently set at eight.

The Company’s Certificate of Incorporation provides that the holders of common stock and Class B common stock are entitled to one vote and five votes, respectively, for each share held on the Record Date, but with respect to the election of directors, so long as there are at least 325,000 shares of Class B common stock issued and outstanding (which there were as of the Record Date), holders of Class B common stock, voting separately as a class, are entitled to elect a majority of the directors and holders of common stock, voting separately as a class, are entitled to elect the balance of the directors. Thus, the holders of the Class B common stock are entitled to elect five of the directors, and the holders of the common stock are entitled to elect three of the directors, by a plurality of the shares of such class present in person or by proxy at the 2004 Annual Meeting, assuming a quorum is present. A quorum of the common stock and a quorum of the Class B common stock each require the presence in person or by proxy of a majority of the outstanding shares of such class.

Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees of the Board of Directors named below as directors of the Company for the class of stock represented by that proxy. All of the nominees are presently directors of the Company, one of whom, Michael Fedida, R.Ph., recently joined the Board to fill the vacancy created by a departed Board member. The term of the current directors expires at the 2004 Annual Meeting. Should any of the nominees not remain a candidate for election at the date of the 2004 Annual Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present with respect to each of the common stock and Class B common stock, a vote of a majority of the shares of common stock present, in person or by proxy, at the 2004 Annual Meeting, is required to elect the nominees for election by the holders of common stock as directors and a vote of a majority of the shares of Class B common stock present, in person or by proxy, at the 2004 Annual Meeting, is required to elect the nominees for election by the holders of Class B common stock as directors.

Nominees for Election by the Holders of Common Stock

Michael Bernstein, CPA

Michael Bernstein, CPA, age 44, has served as one of our directors and the Chairman of the Audit Committee since January 2003 and Chairman of the Compensation Committee since February 2004. Mr. Bernstein, who, since 2002, has held the position of Managing Director of Emerging Business Group for Geller and Company, a finance and accounting outsourcing firm, brings over 20 years of experience with middle market growth companies. Mr. Bernstein was a partner with the accounting firm of Grant Thornton LLP from 1991 to 2001 and held the positions of U.S. Resident Partner in the United Kingdom, International Practice Partner, Audit Department Head, and Partner-in-Charge of Grant Thornton LLP’s National Technology Industry Practice. He is a frequent speaker at venture capital and other financial conferences and he is a published author. Mr. Bernstein is a member of the National Association of Corporate Directors, the Association for Corporate Growth, the American Institute of Certified Public Accountants, the New York Society of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. Mr. Bernstein received his B.S. from Long Island University.

4

Steven Kriegsman

Steven Kriegsman, age 62, has served as one of our directors since June 2003. Mr. Kriegsman is President of The Kriegsman Group, a financial services firm that he founded in 1992 that specializes in the development of alternative sources of equity capital for emerging growth healthcare companies. In addition, since July 2002, Mr. Kriegsman has served as Chief Executive Officer and a Director of CytRx Corporation, a biopharmaceutical company, and, since 1997, has also served as a Director of Authentidate Holding Corp., an information technology company. Mr. Kriegsman received his B.S. from New York University.

Alan Wolin, Ph.D.

Alan Wolin, Ph.D., age 71, has served as one of our directors since May 1997 and Secretary since February 2004. Since 1988, Dr. Wolin has served as an independent consultant to various companies in the food, drug and cosmetic industries. Prior to 1987, Dr. Wolin served in various capacities for Mars, Inc., the world’s largest candy company, including as Director of Consumer Quality Assurance and Quality Coordination. In this position, Dr. Wolin was responsible for overseeing product quality and addressing public health issues relating to Mars, Inc.’s products. Dr. Wolin received his B.S., M.S. and Ph.D. from Cornell University.

Nominees for Election by the Holders of Class B Common Stock

C. Ralph Daniel, III, M.D.

C. Ralph Daniel, III, M.D., age 52, has served as one of our directors since June 2003. Since 1981, Dr. Daniel has been in private practice and a member of the clinical staff at the University of Mississippi Medical Center, Jackson, MS. As of 1991, Dr. Daniel held the position of Clinical Professor of Dermatology at that institution. Dr. Daniel has served in numerous leadership positions in the American Academy of Dermatology, including as a member of the editorial board of the Journal of the AAD and the Bioterrorism Task Force. Dr. Daniel is author or co-author of over 100 publications, among which are dermatology texts, book chapters and articles. Dr. Daniel holds an M.D. from the University of Mississippi.

Andre Fedida, M.D.

Andre Fedida, M.D., age 49, has served as one of our directors since May 2002. Dr. Fedida is a doctor of internal medicine currently practicing in Newark, New Jersey. He is also currently on faculty as Assistant Professor of Medicine at Seton Hall University and Saint Michael’s Medical Center. Dr. Fedida performed his internship, residency and fellowship at Saint Michael’s Medical Center in Newark, New Jersey. Dr. Fedida is a member of the American Medical Association, American College of Physicians, American College of Gastroenterology and the American Society of Gastrointestinal Endoscopy- Dr. Fedida received his B.S. from City University of New York at Queens College and received his M.D. from Saint George University. Dr. Fedida is Mr. Michael Fedida’s brother.

Michael Fedida, R.Ph.

Michael Fedida, age 57, has served as one of our directors since April 2004. Mr. Fedida is a registered pharmacist and has served for the past fifteen years as an officer and director of several retail pharmacies wholly or partially owned by him, including J&J Pharmacy, Classic Pharmacy, Perfect Pharmacy and Phoster Pharmacy. Mr. Fedida has served on the Board of Directors of Watson Pharmaceuticals, Inc., a California based specialty pharmaceutical company, since 1995. From 1988 to 1995, Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. Watson acquired Circa in 1995. Mr. Fedida is Dr. Andre Fedida’s brother.

5

Daniel Glassman

Daniel Glassman, age 61, is our founder and has served as our Chairman of the Board and Chief Executive Officer since the Company’s inception in January 1985. Mr. Glassman has also served as our President since February 1991. Mr. Glassman, a registered pharmacist, is also Chairman of the Board of Medimetrik Inc. (formerly Banyan Communications Group, Inc.), a privately-held communications company founded by Mr. Glassman. Mr. Glassman has had an over 35 year career in the pharmaceutical industry, including executive managerial positions with companies and major specialty advertising agencies serving the largest pharmaceutical companies. In 1995, Mr. Glassman was awarded the Ernst & Young LLP Entrepreneur of the Year in New Jersey.

Iris Glassman

Iris Glassman, age 61, has served as our Treasurer since the Company’s inception in 1985. Mrs. Glassman, the spouse of Mr. Daniel Glassman, has also served as one of our directors since January 1985. Mrs. Glassman has over 25 years of diversified administrative and financial management experience. Mrs. Glassman received her B.S. from the City College of New York.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR DIRECTOR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE.

Directors and Executive Officers

Our directors and executive officers, and their ages are as follows:

Name	Age	Position(s)
Daniel Glassman	61	Chairman of the Board, President and Chief Executive Officer
Michael Bernstein (1)(2)	44	Director and Chairman of the Audit Committee
C. Ralph Daniel, III, M.D.	52	Director
Andre Fedida, M.D.(1)(2)(3)	49	Director
Michael Fedida, R.Ph. (3)	57	Director
Iris Glassman	61	Treasurer and Director
Steven Kriegsman	62	Director
Alan Wolin, Ph.D. (1)(2)(3)	71	Secretary and Director
Bradley Glassman	30	Sr. Vice President, Sales and Marketing
Alan Goldstein	44	Vice President, Corporate Development
Ralph Landau, Ph.D.	43	Vice President, Chief Scientific Officer
R. Brent Lenczycki	32	Vice President, Chief Financial Officer

(1)	Member of Compensation Committee
(2)	Member of Audit Committee
(3)	Member of Nominating and Corporate Governance Committee

6

Our executive officers, excluding the officers who are also on the Board of Directors, are as follows:

Bradley Glassman has served as our Senior Vice President, Sales and Marketing since January 2004. From July 2001 to December 2003, Mr. Glassman served as our Vice President, Sales and Marketing. From April 2000 through June 2001, Mr. Glassman served as our Vice President, Marketing. In addition, from January 1998 to March 2000, Mr. Glassman served as our Director of Corporate Development, and from May 1996 to December 1997, he served as a Corporate Development Analyst. Mr. Glassman received his B.A. and an M.B.A., from Tulane University. Mr. Glassman is the son of Daniel and Iris Glassman.

Alan Goldstein has served as our Vice President, Corporate Development since March 2004. Mr. Goldstein joined us in June 2002 as Director, Corporate Development. From November 2000 to May 2002, Mr. Goldstein served as Counsel in the corporate department of the international law firm of Kaye Scholer LLP. From March 1998 to October 2000, Mr. Goldstein was a partner in the New York law firm of Winick & Rich, P.C. specializing in corporate finance matters. From January 1994 to February 1998, Mr. Goldstein was a partner in the New York law firm of Reid & Priest LLP, having worked previously as an associate at that firm and one of its predecessors, Spengler Carlson Gubar Brodsky & Frischling, since 1987. Mr. Goldstein received his B.A. from the University of Michigan and his J.D. from the University of Pittsburgh.

Ralph Landau, Ph.D. has served as our Vice President and Chief Scientific Officer since January 2003. Dr. Landau joined us in October 2002 as Vice President, Manufacturing. From 2001 to 2002, Dr. Landau served as Director, Program Management/Business Development for Elan Pharmaceutical Technologies. From 1997 to 2001, Dr. Landau held the positions of Associate Director, Drug Supply Management, Associate Director, Project Management, and Associate Director, Process Technologies, for Novelties Pharmaceuticals. Additionally, Dr. Landau has published articles in 28 peer-reviewed publications. Dr. Landau received his B.S. from the New Jersey Institute of Technology and his Ph.D. from the University of Delaware and serves on the advisory committees for Rutgers University and the New Jersey Institute of Technology.

R. Brent Lenczycki, CPA has served as our Vice President and Chief Financial Officer since January 2001. Since joining Bradley Pharmaceuticals in 1998, Mr. Lenczycki has held the positions of Manager of Finance and Purchasing, Director of Finance and Vice President, Finance. From 1995 to 1998, Mr. Lenczycki held positions in public accounting at Arthur Andersen LLP, and prior to 1995, as an internal auditor for Harrah’s Hotel and Casino. Mr. Lenczycki received his B.S. from St. Joseph’s University and his M.B.A. from Tulane University.

Certain Board Information

As a general matter, all Board members are expected to attend our Annual Meetings of Stockholders, unless an emergency prevents them from doing so. At our 2003 Annual Meeting of Stockholders, 4 members of our Board of Directors were present. During the year ended December 31, 2003, there were six (6) meetings of the Board of Directors. All directors attended at least 75% of these meetings and the meetings of the Committees of the Board of which they were members (or for the director who first joined the Board of Directors in 2003, held during the periods that he served). The Board has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under separate written charters that were adopted by our Board of Directors. The current charter for each of these committees is available on our web site at www.bradpharm.com and is attached as an annex to this Proxy Statement.

7

Committees of the Board

Audit Committee. The Audit Committee is comprised of directors that are independent of the management of the Company and independent of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. Each member of this committee is independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Audit Committee’s responsibilities include overseeing the adequacy and effectiveness of systems and controls in place to reasonably assure the fair presentation of the Company’s financial statements; appointing, dismissing, overseeing the qualifications and performance of and determining the compensation paid to the external auditors; reviewing and approving the scope of audits and related fees; interfacing directly with the external auditors and otherwise; monitoring compliance with legal and regulatory requirements; and reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls. The current charter of the Audit Committee, which is included as Annex A to this Proxy Statement, provides a detailed description of its responsibilities. During 2003, the Audit Committee held six regular meetings. The members of the Audit Committee are Mr. Bernstein (Chair), Dr. Fedida, and Dr. Wolin. Mr. Bernstein is qualified as an audit committee financial expert within the meaning of SEC regulations.

Under New York Stock Exchange rules, a director is not deemed independent if, among other factors, the director has been employed by the company’s auditor within the past year or, beginning November 4, 2004, employed by the company’s auditor within the past three years. As Mr. Bernstein was previously employed by our auditor until December 2001, he is not currently disqualified as an independent director by that restriction but will be ineligible to be an independent director for several weeks commencing November 4, 2004. Accordingly, in order to comply with the independence requirements for audit committee members, the Board anticipates that Mr. Bernstein will resign temporarily from the Audit Committee during his brief period of ineligibility and that he will be re-appointed to the Audit Committee thereafter.

Compensation Committee. The Compensation Committee’s responsibilities include approving and evaluating the compensation of directors and officers; establishing policies to retain senior executives, with the objective of aligning the compensation of senior management with the business of the Company and the interests of the Company’s stockholders; and ensuring that the compensation policies of the Company meet or exceed all legal and regulatory requirements and any other requirements imposed on the Company by the Board. During 2003, the Compensation Committee held one regular meeting. The current charter of the Compensation Committee, which is included as Annex B to this Proxy Statement, provides a detailed description of its responsibilities. The current members of the Compensation Committee are Mr. Bernstein (Chair), Dr. Fedida and Dr. Wolin. All of the current members of the Compensation Committee are independent within the meaning of the listing standards of the New York Stock Exchange, SEC regulations and the Company’s Corporate Governance Guidelines. Daniel and Iris Glassman, who are not independent directors, had served on the Compensation Committee until January 2004.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, formed in April 2004, is responsible for establishing criteria for membership on the Board of Directors, identifying individuals qualified to become Board members, reviewing and considering candidates to the Board of Directors selected by stockholders, conducting appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates to the Board of Directors, ensuring that the Audit, Compensation and Nominating and Corporate Governance Committees have the benefit of qualified and experienced “independent” directors, and developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. All director candidates, including those recommended by stockholders, are evaluated on the same basis. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate

8

Governance Committee may do so by following the procedures set forth in “Corporate Governance Information- Procedure for Stockholder Proposals and Nomination of Directors.” The current charter of the Nominating and Governance Committee, which is included as Annex C to this Proxy Statement, provides a detailed description of its responsibilities. The current members of the Nominating and Corporate Governance Committee are Mr. Fedida, Dr. Fedida and Dr. Wolin. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the New York Stock Exchange, SEC regulations and the Company’s Corporate Governance Guidelines.

CORPORATE GOVERNANCE INFORMATION

Executive Sessions

Our non-management directors will meet periodically in executive sessions to discuss such topics as they determine. The non-management directors will designate from time to time one non-management director to serve as the Presiding Director to chair these executive sessions of the Board of Directors. In addition, the Presiding Director will advise the Chairman of the Board of Directors and, as appropriate, committee chairs, with respect to agendas and information needs relating to Board and committee meetings; provide advice with respect to the selection of committee chairs; and perform such other duties as the Board of Directors may from time to time delegate to assist the Board of Directors in the fulfillment of its responsibilities.

Communications with Directors

Our Nominating and Corporate Governance Committee has created a process by which stockholders may communicate directly with non-management directors. Any stockholder wishing to contact non-management directors may do so in writing by sending a letter addressed to the name(s) of the director(s), c/o Secretary, Bradley Pharmaceuticals, Inc., 383 Route 46 West, Fairfield, New Jersey 07004. Communications will be distributed, as appropriate, to the named director(s) and possibly other directors or the entire Board of Directors, depending on the facts and circumstances outlined in the communication.

Independent Directors

Our Board of Directors has adopted director independence standards that are set forth in the Company’s Corporate Governance Guidelines that may be found on our web site at www.bradpharm.com. These independence standards meet the listing standards currently adopted by the New York Stock Exchange with respect to the determination of director independence. In accordance with these standards, a director must be determined to have no material relationship with the Company other than as a director. The standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent auditor. The Board of Directors has determined that every director, with the exception of Mr. Glassman and Mrs. Glassman, is currently independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s independence standards. Mr. Glassman is considered a non-independent director because of his position as a senior executive of the Company. Mrs. Glassman is considered a non-independent director because her spouse, Mr. Glassman, is an executive officer of the Company. See “Committees of the Board-Audit Committee” for additional information regarding director independence.

Procedure for Stockholder Proposals and Nomination of Directors

Stockholder proposals to be included in the Proxy Statement for the 2005 Annual Meeting of Stockholders must be received by us at our principal executive offices at Bradley Pharmaceuticals, Inc.,

9

383 Route 46 West, Fairfield, New Jersey 07004 by no later than January 3, 2005. The proposal should be submitted in writing and sent to the attention of the Secretary of the Company.

Nominations for director or other business proposals to be introduced at the 2005 Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2005 Annual Meeting no later than March 14, 2005.

These advance notice provisions are in addition to, and separate from, the requirements imposed by the SEC regarding stockholder proposals.

A nomination for director should contain the following information about the nominee:

•	name and age;
•	business and residence addresses;
•	principal occupation;
•	the number of shares of common stock or Class B common stock beneficially owned by the nominee;
•	the information that would be required under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such nominee as a director; and
•	a signed consent of the nominee to serve as a director of the Company, if elected.

Notice of a proposed item of business should include:

•	a description of the substance of, and the reasons for conducting, such business at the Annual Meeting;
•	the stockholder’s name and address;
•	the number of shares of common stock and Class B common stock beneficially owned by the stockholder (with supporting documentation where appropriate); and
•	any material interest of the stockholder in such business.

Identifying and Evaluating Nominees for Director

The recently established Nominating and Corporate Governance Committee will utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee will assess the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. All nominees for election to our Board of Directors this year currently serve as members of our Board of Directors.

Director Qualifications

Our Corporate Governance Guidelines contain criteria for membership on our Board of Directors. These criteria specify that members of the Board of Directors should at all times represent the interests of the stockholders of the Company, exhibit high standards of integrity, independence of thought, business judgment and leadership. Each director should be able to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending stockholder meetings and meetings of the Board of Directors and committees of which he or she is a member, and by reviewing in advance all meeting materials. Directors should encompass a range of talent, skill, industry knowledge and financial and accounting expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests.

10

Codes of Ethics and Corporate Governance Guidelines

The Company’s Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees in addition to a Supplemental Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Company’s Board of Directors has also adopted Corporate Governance Guidelines which address numerous director issues. The Code of Business Conduct and Ethics, Supplemental Code and Corporate Governance Guidelines may be found on our web site at www.bradpharm.com, and the Company will provide without charge to each holder of its common stock and Class B common stock, on the written request of any such person, a copy of the Code of Business Conduct and Ethics, Supplemental Code and Corporate Governance Guidelines. Any such request should be made in writing to Bradley Pharmaceuticals, Inc., 383 Route 46 West, Fairfield, New Jersey 07004-2402, Attention: Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 31, 2004, regarding the ownership of our common stock and Class B common stock by (i) each director, (ii) the executive officers named in the Summary Compensation Table set forth elsewhere in this Proxy Statement, (iii) each beneficial owner of more than five percent of common stock and Class B common stock known by us and (iv) all directors and executive officers, as a group, and the percentage of outstanding shares of common stock and Class B common stock beneficially held by them on that date.

Since each share of Class B common stock may be converted at any time by the holder into one share of common stock, the beneficial ownership rules promulgated under the Securities Exchange Act of 1934, as amended, require that all shares of common stock issuable upon the conversion of Class B common stock by any stockholder be included in determining the number of shares and percentage of common stock held by such stockholder.

	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(2)
Name and Address of Beneficial Owner	Common Stock	Class B Common Stock	Common Stock	Class B Common Stock

Daniel Glassman 383 Route 46 West Fairfield, New Jersey 07004	1,512,443(3)	392,469(4)	9.9%	91.3%

Michael Bernstein	5,000(5)	-	*	-

C. Ralph Daniel, III, M.D.	-	-	-	-

Andre Fedida, M.D.	11,250(6)	-	*	-

Michael Fedida, R.Ph.	2,500(7)	-	*	-

11

	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(2)
Name and Address of Beneficial Owner	Common Stock	Class B Common Stock	Common Stock	Class B Common Stock

Iris Glassman	260,673(8)	16,403(9)	1.7%	3.8%

Steven Kriegsman	-	-	-	-

Alan Wolin, Ph.D.	70,441	-	*	-

Bradley Glassman	140,159(10)	20,880	*	4.9%

Alan Goldstein	5,123(11)	-	*	-

Ralph Landau, Ph.D.	6,019(12)	-	*	-

R. Brent Lenczycki	80,080(13)	-	*	-

All executive officers and Directors as a group (12 Persons)	2,093,688(14)	429,752(4)(9)	13.6%	100%

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	810,901(15)	-	5.3%	-

Batterymarch Financial Management, Inc. 200 Clarendon Street Boston, MA 02116	785,590(16)	-	5.1%	-

Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,083,440(17)	-	7.1%	-

*	Represents less than one percent

12

(1)	Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

(2)	Each named person and all executive officers and directors, as a group, are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each stockholder’s name under the columns common stock includes shares of common stock issuable upon exercise of presently exercisable warrants and stock options and shares of common stock issuable upon conversion of shares of Class B common stock. The shares of common stock so issuable upon such exercise, exchange or conversion by any such stockholder are not included in calculating the number of shares or percentage of common stock beneficially owned by any other stockholder.

(3)	Includes 392,469 shares issuable upon conversion of a like number of shares of Class B common stock. Of these shares, 61,698 shares are owned indirectly by Mr. Glassman through affiliates and 788,422 shares underlie presently exercisable options owned by Mr. Glassman. Mr. Glassman’s affiliates have disclaimed beneficial ownership over all of these shares. Mr. Glassman disclaims beneficial ownership over shares and options owned by his spouse, Iris Glassman.

(4)	Includes 25,738 shares owned indirectly by Mr. Glassman through affiliates. Mr. Glassman’s affiliates have disclaimed beneficial ownership over these shares. Does not include 16,403 shares beneficially owned by Iris Glassman, Mr. Glassman’s spouse.

(5)	Includes 5,000 shares underlying presently exercisable options.

(6)	Includes 11,250 shares underlying presently exercisable options.

(7)	Includes 2,500 shares underlying presently exercisable options.

(8)	Includes 16,403 shares issuable upon conversion of a like number of shares of Class B common stock, 4,000 shares owned indirectly by Mrs. Glassman through affiliates, 27,100 shares owned indirectly by Mrs. Glassman as trustee for her children’s and grandchildren’s trusts and 160,878 shares underlying presently exercisable options. Mrs. Glassman disclaims beneficial ownership over all shares beneficially owned by her husband, Daniel Glassman.

(9)	Mrs. Glassman disclaims beneficial ownership over all shares of Class B common stock beneficially owned by her spouse, Daniel Glassman.

(10)	Includes 20,880 shares issuable upon conversion of a like number of shares of Class B common stock. Of these shares 56,631 shares underlie presently exercisable options.

(11)	Includes 3,000 shares underlying presently exercisable options.

(12)	Includes 5,000 shares underlying presently exercisable options.

(13)	Includes 65,417 shares underlying presently exercisable options.

(14)	See footnotes 3, 5, 6, 7, 8, 10, 11, 12 and 13.

13

(15)	In a filing with the SEC on Schedule 13G, filed on February 18, 2004, UBS AG, reported sole dispositive power of 810,901 shares of common stock and sole voting power of 810,901 shares of common stock. The foregoing information is based solely on a review of the referenced Schedule 13G.

(16)	In a filing with the SEC on Schedule 13G, filed on February 17, 2004, Batterymarch Financial Management, Inc., reported sole dispositive power of 785,590 shares of common stock and sole voting power of 785,590 shares of common stock. The foregoing information is based solely on a review of the referenced Schedule 13G.

(17)	In a filing with the SEC on Schedule 13G, filed on February 17, 2004, Barclays Global Investors, NA, reported sole dispositive power of 1,083,440 shares of common stock and sole voting power of 1,083,440 shares of common stock. The foregoing information is based solely on a review of the referenced Schedule 13G.

EXECUTIVE COMPENSATION

The following table shows all of our cash compensation paid, as well as certain other compensation paid or accrued, during the years ended December 31, 2003, 2002 and 2001 to Daniel Glassman, President and Chief Executive Officer and the Company’s four other highest paid executive officers. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during 2003, 2002 or 2001 to the executive officers named in the following table, except as set forth below:

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus	Common Shares Underlying Options

Daniel Glassman	2003	$477,200	$615,400	-
President and	2002	$285,300	$218,800	315,000
Chief Executive Officer	2001	$237,900	$209,000	68,833

Bradley Glassman	2003	$201,700	$158,138	-
Sr. Vice President	2002	$146,200	$56,300	-
Sales and Marketing	2000	$121,000	$52,300	64,631

Alan Goldstein	2003	$151,400	$58,900	-
Vice President	2002	$52,600	$12,900	3,000
Corporate Development	2001	-	-	-

Ralph Landau	2003	$163,200	$119,500	-
Vice President	2002	$29,700	-	15,000
Chief Scientific Officer	2001	-	-	-

R. Brent Lenczycki	2003	$161,800	$114,500	-
Vice President	2002	$119,600	$46,800	-
Chief Financial Officer	2001	$100,200	$42,400	79,417

14

We have no defined benefit or defined contribution retirement plans other than the 401(k) Plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended. Contributions to the 401(k) plan are voluntary and all employees are eligible to participate. The 401(k) plan permits the Company to match employee contributions, and the Company makes matching contributions, at 25% of the first 6% of gross pay that each employee contributes to the plan.

Stock Options

The Company’s stock option plans provide for the grant of stock options to key employees and key consultants. Options may be either incentive stock options or non-qualified stock options. The plans are administered by the Compensation Committee appointed by the Board of Directors or the entire Board of Directors. There were no stock options granted during 2003 to any of the executive officers named in the Summary Compensation Table above.

The following table presents the value, on an aggregate basis, as of December 31, 2003, of outstanding stock options held and the stock options exercised during 2003 by our executive officers listed in the Summary Compensation Table above.

Aggregated Option Exercises in 2003 and Year-End Option Values

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the- Money Options at Year-End(2)
Name	Shares Acquired on Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel Glassman	55,000	$780,594	833,422	210,000	$18,442,751	$2,583,840

Bradley Glassman	-	-	56,631	20,000	$1,098,480	$367,600

Alan Goldstein	-	-	3,000	-	$34,530	-

Ralph Landau	-	-	5,000	10,000	$77,300	$154,600

R. Brent Lenczycki	-	-	60,417	25,000	$1,180,126	$484,750

(1)	Value realized is calculated based on the closing price of the common stock of the underlying shares on the date of exercise, minus the exercise price and assumes the sale of all the underlying shares.

(2)	Value of unexercised in-the-money options is calculated based on the market value of the underlying shares, minus the exercise price and assumes the sale of all the underlying shares on December 31, 2003, at a price of $25.43, which was the closing price of the common stock on that date.

15

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2003, relating to the Company’s equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	1,795,653	$7.04	1,734,372

Equity compensation plans not approved by security holders	-	-	-

Total	1,795,653	$7.04	1,734,372

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We do not have any employment contracts or termination of employment or change-in-control arrangements with any of our executive officers.

Other Compensation Plans

In 1998, we initiated the Stern Stewart EVA® Financial Management System. EVA®, Economic Value Added, is defined as essentially net income less a charge for the capital that is employed in the business. Based upon the change in EVA® from the current year to the previous year, a portion of the change in profitability is distributed to all our employees. Included in the bonuses distributed to executive officers listed in the Summary Compensation Table above were the bonuses accrued for the related fiscal year based upon the EVA® Financial Management System.

Compensation of Directors

Directors who are not officers or employees receive an initial grant upon joining the Board of Directors of 15,000 options to purchase shares of our common stock that vest over a period of three years from the date of grant, an annual retainer of $6,500 per year, an annual grant of 5,000 options to purchase shares of our common stock that vest over a period of three years from the date of grant and a fee of $1,000 for each meeting of the Board of Directors or any Board committee meeting attended by that director, plus out-of-pocket costs. In addition, our non-employee directors who serve as a Chairperson of a committee of our Board receive a payment of $1,000 per month in that capacity. Directors who are also officers or employees receive no additional compensation for their services as directors.

16

COMPENSATION COMMITTEE REPORT*

To the Board of Directors of Bradley Pharmaceuticals, Inc:

The Compensation Committee is responsible for the oversight of the compensation of our executive officers and administration of our stock option plans. Our executive officers’ compensation is comprised of salary, stock options and cash bonuses. Daniel Glassman, our Chairman and Chief Executive Officer, recommends the annual salary and any cash bonus for each executive officer other than himself. The Compensation Committee approves Daniel Glassman’s annual salary and stock option distributions. In the case of an increase in salary or bonus to other executive officers, Mr. Glassman approves the increase. Mr. Glassman applies the largely subjective and non-quantitative criteria discussed below in evaluating compensation and has not assigned any particular numerical weight to these factors. The salary of an executive officer is determined by the significance of the position to our Company, individual experience, talents and expertise, tenure with our Company, cumulative contribution to our Company’s success, individual performance as it relates to effort and achievement of progress toward particular objectives for the executive officer and to Bradley’s immediate and long-term goals, and information gathered as to comparable companies in the same industry as the Company. Due to Bradley’s phase of growth and development, in addition to its goal of increasing profitability, other elements of performance that are used in structuring executive compensation levels are increases in revenues, new product introductions, progress in research and development, raising new capital, strategic alliances, customer service values, cost-effective operation and the personal commitment to Bradley’s ideals and mission. This committee believes the compensation of our executive officers is generally comparable to the range of compensation data obtained when we gathered data as to comparable companies. However, this belief should be considered in light of the facts that the elements of compensation of such comparable companies are not necessarily directly comparable to those of our Company. The amount awarded to a particular executive officer is based upon Bradley’s overall performance as described above, individual performance, the particular executive officer’s base salary level, and overall equity and fairness.

We grant stock options to our executive officers to link the interests and risks of our executive officers with those of our Stockholders. The executive officers granted options receive value as the price of our stock increases. We base our decisions on Bradley’s performance and the individual’s performance as discussed above, base salary and bonus levels, the amount of prior option grants, length of service, and overall equity and fairness.

For 2003, Daniel Glassman, Chairman of the Board and Chief Executive Officer, received an annual salary of $477,200 and was paid bonuses of $615,400. The Board of Directors of the Company made these decisions based upon a subjective analysis of his contributions to Bradley’s improved performance in the most recent fiscal year, and the above noted criteria. The Board of Directors did not assign any particular numerical weight to any of these matters.

January 12, 2004	Compensation Committee Daniel Glassman Iris Glassman Alan Wolin, Ph.D.

*	The Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company shall specifically incorporate it by reference into such filing.

17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company for 2003 pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from current reporting persons that all required reports had been filed, the Company believes that all current reporting persons filed the required reports on a timely basis, except for (1) Michael Bernstein’s grant from the Company of 15,000 options on January 3, 2003 was reported on January 23, 2003; (2) Dr. Ralph Daniel’s grant from the Company of 15,000 options on June 19, 2003 was reported on July 14, 2003; (3) Dr. Andre Fedida’s grant from the Company of 5,000 options on November 11, 2003 was reported on February 9, 2004; (4) Bradley Glassman’s purchase of 1,459 of the Company’s common stock on March 19, 2003 was reported on March 31, 2003; (5) Iris Glassman’s grant from the Company of 5,000 options on November 11, 2003 was reported on February 9, 2004; (6) Steven Kriegsman’s grant from the Company of 15,000 options granted June 19, 2003 was reported on July 21, 2003; (7) R. Brent Lenczycki’s purchase of 486 of the Company’s shares of common stock on March 19, 2003 was reported on March 27, 2003; and (8) Dr. Alan Wolin’s grant from the Company of 5,000 options granted November 11, 2003 was reported on February 9, 2004.

RELATED PARTY TRANSACTIONS

We have a number of related party transactions, all of which we believe are on terms no less favorable to us than we could have obtained from unaffiliated third parties.

During 2003, we received administrative support services (consisting principally of mailing, copying, financial services, data processing and other office services) which were charged to operations from Medimetrik Inc. (formerly Banyan Communications Group, Inc.), an affiliate, in the amount of $55,532. Daniel Glassman, our Chairman of the Board of Directors, Chief Executive Officer and President, and Iris Glassman, an executive officer, a member of the Company’s Board of Directors and spouse of Daniel Glassman, are majority owners of Medimetrik. Medimetrik is a privately held entity that is principally engaged in the business of market research services.

During 2003, we leased 24,000 square feet of office and warehouse space at 383 Route 46 West, Fairfield, New Jersey, expiring on January 31, 2008, from a limited liability company controlled by Daniel and Iris Glassman whose purpose is to own and manage the property at 383 Route 46 West. At the Company’s option, the Company can extend the term of the lease for an additional 5 years beyond expiration. The lease agreement contractually obligates us to pay 3% increases in annual lease payments per year. Rent expense, including our proportionate share of real estate taxes, was approximately $496,000 in 2003.

Compensation Committee Interlocks and Insider Participation

Daniel and Iris Glassman served as members of our Compensation Committee until January 2004 and were subsequently replaced by independent directors.

18

COMPARATIVE STOCK PERFORMANCE

Our Proxy Statement for the 2003 Annual Meeting of Stockholders contained a comparison of the performance of our common stock against the Total Return Index for the Nasdaq Stock market (U.S. Companies) and the Nasdaq Pharmaceutical Index. Since we moved to the New York Stock Exchange on May 13, 2003, we have determined that the New York Stock Exchange Composite index and the S&P 500 Health Care Index, both of which are well-known and published industry indices, are more appropriate comparisons for our common stock.

The following graph compares the five-year cumulative total stockholder return for our common stock (assuming reinvestment of dividends) against the Total Return Index for the Nasdaq Stock market (U.S. Companies), the Nasdaq Pharmaceutical Index, the New York Stock Exchange Composite index and the S&P 500 Health Care Index.

The annual changes for the five-year period shown in the graph are based on the assumption that $100 had been invested in our common stock and each index on December 31, 1998, as required by SEC rules, and that all dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on December 31, 2003.

19

INDEPENDENT PUBLIC ACCOUNTANT MATTERS

Grant Thornton LLP served as the Company’s independent public accountants for the fiscal year ended December 31, 2003 and have been appointed to examine the Company’s consolidated financial statements for the fiscal year ending December 31, 2004. A representative of Grant Thornton LLP is expected to be present at the 2004 Annual Meeting, will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions. For the fiscal years ended years ended December 31, 2003 and 2002, professional services were performed by Grant Thornton LLP. The following table shows the fees billed or expected to be billed to the Company for the audit and other services provided by Grant Thornton LLP for 2003 and 2002:

	2003	2002
Audit Fees	$ 848,000	$ 239,000
Audit Related Fees	24,000	25,000

Total Audit and Audit Related Fees	872,000	264,000
Tax Fees	91,000	49,000
All Other Fees	-	-

Total Fees	$ 963,000	$ 313,000

Audit Fees. This category includes the audit of the Company’s consolidated financial statements, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, SEC registration statements and comfort letters.

Audit Related Fees. The services for fees under this category include other accounting advice and employee benefit plan audits.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

Our Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval, subject to certain dollar limitations, it will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless otherwise determined by the Audit Committee or otherwise required by applicable law, the Chairperson of the Audit Committee has the right to exercise the pre-approval authority of the Audit Committee. The Audit Committee has determined that the professional services rendered by Grant Thornton are compatible with maintaining the principal accountant’s independence. The Audit Committee gave prior approval to all audit and non-audit services rendered in 2003.

20

REPORT OF THE AUDIT COMMITTEE*

To the Board of Directors of Bradley Pharmaceuticals, Inc.:

In accordance with our written charter adopted by the Board of Directors, the Audit Committee is responsible for the oversight of the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee Charter is attached as Annex A to this proxy statement. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee held six meetings during 2003. The Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. Management has reviewed the audited financial statements for the fiscal year ended December 31, 2003 with the Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Committee asked a number of questions of management and the independent auditors to help give the Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Committee has also engaged Grant Thornton LLP as the Company’s independent auditors.

April 16, 2004

Michael Bernstein Andre Fedida, M.D. Alan Wolin, Ph.D.

*	The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company shall specifically incorporate it by reference into such filing.

21

ANNUAL REPORT AND COMPANY INFORMATION

This Proxy Statement is accompanied by the Company’s 2003 Annual Report, which includes the Company’s Form 10-K for the year ended December 31, 2003, which we have previously filed with the SEC and includes audited financial statements. You can obtain any of the documents that we file with the SEC by contacting us or the SEC (see below for information on contacting the SEC). To obtain documents from us, at no charge, please direct requests in writing to:

Bradley Pharmaceuticals, Inc. 383 Route 46 West Fairfield, New Jersey 07004 Attention: Corporate Secretary

We file reports, proxy statements and other information with the SEC, much of which can be accessed through the SEC’s web site (http://www.sec.gov) or reviewed and copied at the SEC’s Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call 1-800-732-0330 for further information on the Public Reference Room. Reports and other information on the Company can be reviewed at the office of the New York Stock Exchange at 20 Broad Street, New York, NY 10005. In addition, our web site at www.bradpharm.com provides ongoing information about the Company and its performance. Please note that information contained on our web site does not constitute part of this Proxy Statement.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the 2004 Annual Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the 2004 Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees of the Company (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telecopy, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

A list of Stockholders of record entitled to be present and vote at the 2004 Annual Meeting will be available at the offices of the Company in Fairfield, New Jersey for inspection by Stockholders during regular business hours from May 1, 2004 to the date of the 2004 Annual Meeting. The list will also be available during the 2004 Annual Meeting for inspection by Stockholders who are present.

22

It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

By Order of the Board of Directors,

/s/ Daniel Glassman
DANIEL GLASSMAN Chairman and CEO

April 27, 2004

23

ANNUAL MEETING OF STOCKHOLDERS OF

COMMON STOCK

June 15, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

| Please detach along perforated line and mail in the envelope provided. |

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. ELECTION OF DIRECTORS:

HOLDERS OF COMMON STOCK NOMINEES:

|_| FOR ALL NOMINEES	|_| MICHAEL BERNSTEIN |_| STEVEN KRIEGSMAN |_| ALAN WOLIN, PH.D.
|_| WITHHOLD AUTHORITY FOR ALL NOMINEES

|_| FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: |X|

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   |_|

2.	TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 1 AND WITH THE DISCRETION OF THE PROXY OR PROXIES ON ANY OTHER BUSINESS.

ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED, RECEIPT OF THE NOTICE OF ANNUAL MEETING, ANNUAL REPORT AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 15, 2004

THE UNDERSIGNED HEREBY APPOINT(S) DANIEL GLASSMAN, PROXY FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF BRADLEY PHARMACEUTICALS, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE SHERATON PARSIPPANY HOTEL, 199 SMITH ROAD, PARSIPPANY, NEW JERSEY 07054, ON TUESDAY, JUNE 15, 2004, AT 9:30 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AS FOLLOWS:

ANNUAL MEETING OF STOCKHOLDERS OF

CLASS B COMMON STOCK

June 15, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

| Please detach along perforated line and mail in the envelope provided. |

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. ELECTION OF DIRECTORS:

HOLDERS OF CLASS B COMMON STOCK NOMINEES:

|_| FOR ALL NOMINEES	|_| C. RALPH DANIEL, III, M.D. |_| DANIEL GLASSMAN |_| IRIS GLASSMAN |_| ANDRE FEDIDA, M.D. |_| MICHAEL FEDIDA, R.Ph.
|_| WITHHOLD AUTHORITY FOR ALL NOMINEES

|_| FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: |X|

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   |_|

2.	TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 1 AND WITH THE DISCRETION OF THE PROXY OR PROXIES ON ANY OTHER BUSINESS.

ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED, RECEIPT OF THE NOTICE OF ANNUAL MEETING, ANNUAL REPORT AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLASS B COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 15, 2004

THE UNDERSIGNED HEREBY APPOINT(S) DANIEL GLASSMAN, PROXY FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF CLASS B COMMON STOCK, $.01 PAR VALUE PER SHARE, OF BRADLEY PHARMACEUTICALS, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE SHERATON PARSIPPANY HOTEL, 199 SMITH ROAD, PARSIPPANY, NEW JERSEY 07054, ON TUESDAY, JUNE 15, 2004, AT 9:30 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AS FOLLOWS:

(Continued and to be signed on the reverse side)

Annex A

BRADLEY PHARMACEUTICALS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (as amended through April 23, 2004)

Organization

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Bradley Pharmaceuticals, Inc. (“the Company”). The Committee shall consist of not less than three (3) directors appointed by the Board and each shall meet the independence requirements of the New York Stock Exchange, Inc. (the “NYSE”). Each member of the Committee shall, in the judgment of the Board, have the ability to read and understand the Company’s basic financial statements or shall undertake training for that purpose. At least one member of the Committee shall, in the judgment of the Board, be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member of the Committee (who may also serve as the audit committee financial expert) shall, in the judgment of the Board, have accounting or related financial management expertise in accordance with the rules and regulations of the NYSE. This charter governs the operations of the Committee.

Statement of Policy

The Committee shall assist the Board in fulfilling the Board’s responsibility to the stockholders, potential stockholders, and investment community relating to the oversight of (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) the compliance by the Company with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open means of communications between the Board, the independent auditors, and the management of the Company. In discharging its responsibilities, the Committee is empowered to investigate any matters brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or determine that the

Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those financial statements.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee shall:
•	Select, retain, oversee and, where appropriate, terminate the independent auditor, set the independent auditor’s compensation, and resolve disagreements between management and the independent auditor regarding financial reporting.
•	Receive and review, on an annual basis, a report from the independent auditor describing (i) the independent auditor’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; (iii) any steps taken to deal with any such issues; and (iv) all relationships between the independent auditor and the Company.
•	Discuss with the auditors their independence from management and the Company, including matters in the written disclosures required by the Independence Standards Board, and shall consider the compatibility of nonaudit services with the auditors’ independence.
•	The Committee shall pre-approve all audit and non-audit services (subject to any applicable deminimis or other exception provided by applicable law, rule or regulation, and to applicable pre-approval policies established by the Committee, which may include delegation of approval authority).
•	Meet separately, periodically, with the independent auditors, management and internal auditors of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review the results of such audit, including (i) any comments or recommendations of the independent auditors; and (ii) any audit problems or difficulties and management’s response.
•	Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and solicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed control or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to internal policies and procedures.
•	Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
•	Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.
•	Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company’s contingent liabilities and risks.
•	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor’s evaluation of the Company’s financial and accounting auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
•	Discuss with management and the independent auditors the financial statements to be included in the Company’s Annual 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.
•	Discuss the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.
•	Review, at least annually, the scope and results of the internal audit program, including then current and future programs of the Company’s internal auditor(s), procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the internal auditor(s).
•	Review accounting and financial human resources within the Company.
•	Comply with all applicable regulatory bodies that dictate requirements of Committees of the Board.
•	Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters.
•	Establish policies for the hiring of employees and former employees of the independent auditor.

Reports

•	The Committee shall regularly report to the Board or submit the minutes of Committee meetings to the Board.
•	The Committee shall annually prepare a report for inclusion in the Company’s proxy statement.
•	The Committee shall annually evaluate its performance and the adequacy of this Charter.

Meetings

The Committee shall meet at least four (4) times each year and at such other times as it deems necessary to fulfill its responsibilities.

Annex B

BRADLEY PHARMACEUTICALS, INC.

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS (as amended through April 23, 2004)

I. PURPOSE

The Compensation Committee (the “Committee”) shall evaluate the compensation of the executive officers of Bradley Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its affiliates (and their performance relative to their compensation) and assure that they are compensated effectively in a manner consistent with the compensation strategy and resources of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to stockholders regarding the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission (the “SEC”).

In addition, the Committee shall evaluate and make recommendations regarding the compensation of the directors, including their compensation for services on the committees of the Board of Directors (the “Board”).

II. Membership and Qualification

A.Composition

The Committee shall consist of three (3) or more directors, or such other number as may be designated from time to time by the Board. Committee members shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Members of the Committee may be removed, with or without cause, by a majority vote of the Board.

B. Chairman

Unless a Committee Chairman is appointed by the Board, the Committee members may designate a Chairman after giving consideration to any recommendation of the Nominating and Corporate Governance Committee.

C. Directors Independence

Each Committee member must be “independent” in accordance with the applicable rules of the New York Stock Exchange, Inc. In addition, each Committee member must satisfy all requirements from time to time to be “non-employee directors” under SEC Rule 16b-3 and qualified “outside directors” under Section 162(m) of the Internal Revenue Code and related regulations, all as amended from time to time.

III. Meetings and Other Actions

The Committee will meet at least one (1) time a year, or more frequently as circumstances dictate. Meetings may be called by the Chairman of the Committee, the Chairman of the Board and/or the Chief Executive Officer of the Company. All meetings of, and other actions by the Committee, shall be held and taken pursuant to the Bylaws of the Company, including Bylaw provisions governing notice of meetings and waiver thereof, the number of Committee members required to take actions at meetings and by written consent.

A. Delegation to Subcommittees

Unless otherwise authorized by the Board, the Committee shall not delegate any of its authority to any subcommittee.

B. Reports

Reports of meetings and actions taken at meetings or by written consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman, or his or her delegate, to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman, or his or her delegate, shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

IV. Goals, Responsibility and Authority

A. Duties

In carrying out its mission, the Committee shall have the following responsibilities and authority (it being understood that the Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable law, such as Rule 162 (m) of the Internal Revenue Service):

1.	Review from time to time, modify if necessary, and approve: (a) the Company’s corporate goals and objectives relevant to executive compensation; and (b) the structure of the Company’s executive compensation to ensure that such structure is appropriate to achieve the Company’s objectives of rewarding the Company’s executive officers appropriately for their contributions to the Company’s growth and profitability and the Company’s other goals and objectives and linking the interests of the Company’s executive officers to the long-term interests of the Company’s equity owners.

2.	Annually evaluate the compensation (and performance relative to compensation) of the Chief Executive Officer and determine the amounts and individual elements of total compensation for the Chief Executive Officer consistent with the Company’s corporate goals and objectives and communicate in the annual Compensation Committee Report to stockholders the factors and criteria on which the Chief Executive Officer’s compensation for the last year was based, including the relationship of the Company’s performance to the Chief Executive Officer’s compensation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in prior years.

3.	Annually evaluate (in conjunction with the Chief Executive Officer) the compensation (and performance relative to compensation) of other executive officers and approve the individual elements of total compensation for each such person and communicate in the annual Compensation Committee Report to stockholders the specific relationship of the Company’s performance to executive compensation.

4.	Administer and periodically evaluate the terms and administration of the Company’s annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with the Company’s goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to the Company’s executive officers, and total funds reserved for payment under the compensation plans.

5.	Administer and periodically evaluate (and approve any proposed amendments to) existing stock option plan and evaluate and approve the adoption of any new equity-related plans and determine when it is necessary (based on advice of counsel) or otherwise desirable: (a) to modify, discontinue or supplement any such plans; or (b) to submit such amendment or adoption to a vote of the Board and/or the Company’s stockholders.

6.	Evaluate, on an annual basis, the compensation of directors, including for service on the committees of the Board and taking into account the compensation of directors at other comparable companies. Make recommendations to the Board regarding any adjustments in director compensation that the Committee considers appropriate.

7.	Approve annual retainer and meeting fees for Board and committees of the Board.

8.	Have authority to retain and terminate any compensation consultant engaged to assist in evaluating the compensation of the Company’s directors, Chief Executive Officer or other executive officers and to approve such consultant’s fees and other terms of retention.

9.	Perform an annual self-evaluation of the Committee’s performance and annually reassess the adequacy of and, if appropriate, propose to the Board, any desired changes in, the Committee’s Charter, all to supplement the oversight authority of the Nominating and Corporate Governance Committee with respect to such matters.

10.	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Company and/or the Chairman of the Board, or as designated in plan documents.

B. Additional Resources

The Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, lawyers and other staff and also shall have the right to hire independent compensation experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s Chairman of the Board and Chief Financial Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board (in advance or after-the-fact) for expenditures exceeding $50,000 in any year.

Annex C

BRADLEY PHARMACEUTICALS, INC.

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE

The primary purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to provide assistance to the Board of Directors (the “Board”) of Bradley Pharmaceuticals, Inc., a Delaware corporation (the “Company”), by identifying qualified individuals for election to the Board and developing and recommending to the Board sound corporate governance guidelines and principles applicable to the Company.

II. ORGANIZATION

A. Composition

The Committee shall consist of three (3) or more directors, or such other number as may be designated from time to time by the Board. Committee members shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Members of the Committee may be removed, with or without cause, by a majority vote of the Board. Each Committee member must be “independent” in accordance with the applicable rules of the New York Stock Exchange, Inc.

B. Chairman

Unless a Chairman is appointed by the Board, members of the Committee shall designate a Chairman by majority vote of the Committee. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

C. Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee established by the Committee.

III. MEETINGS

The Committee shall meet at least three (3) times annually, or more frequently as circumstances dictate. The Chairman of the Board, the Chairman of the Committee or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, any manager of the Company or such other persons as the Committee deems appropriate. All Committee meetings may be held telephonically.

IV. RESPONSIBILITIES AND DUTIES

The following are the responsibilities and duties of the Committee. These responsibilities and duties serve as a guide for the Committee with the understanding that the Committee may adopt additional functions as may be appropriate in light of changing business, legislative, regulatory and legal conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board.

The Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the authority to engage outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts, the length of the engagement and any other terms of the engagement. The Committee shall also have the authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as director, including authority to approve the fees payable to such search firm and any other terms of retention.

The Committee shall:

A. Corporate Governance

1.	Develop and recommend to the Board corporate governance guidelines and principles applicable to the Board, the Company and the Company’s employees. The Committee shall also monitor the implementation and operation of those guidelines and principles and recommend, on an annual basis, changes to those guidelines and principles where appropriate.

2.	Review the adequacy of the Company’s certificate of incorporation and bylaws and, where the Committee deems appropriate, propose to the Board amendments to the certificate of incorporation and bylaws for Board and stockholder consideration.

3.	Review the policies of the Board, including scheduling of meetings, meeting agendas and Board procedures and, where the Committee deems appropriate, recommend changes.

B. Board Selection and Evaluation

1.	Develop and recommend to the Board for approval, general criteria for the selection of candidates for election to the Board. In identifying candidates, the Committee shall take into account all factors it considers appropriate, including without limitation: (i) industry knowledge; (ii) relevant career experience; (iii) accounting and financial expertise; (iv) business judgment; (v) leadership; (vi) local and community ties; and (vii) minimum individual qualifications, including strength of character, mature judgment and independence of thought.

2.	Identify, evaluate and recommend to the Board candidates believed qualified to serve on the Board, giving consideration to any recommended by stockholders. The Committee shall adopt such procedures for the submission of candidates by stockholders as it deems appropriate.

3.	Under the Company’s By-laws, so long as there are at least 325,000 shares of the Company’s Class B common stock issued and outstanding, the holders of the Company’s Class B common stock are entitled to vote as a separate class to elect a majority of the Board. In recommending candidates believed qualified to serve on the Board, the Committee shall give consideration to any recommendations made by the holders of the Class B common stock.

4.	Oversee the annual evaluation of the Board and management of the Company.

5.	Review and make recommendations regarding the size and composition of the Board.

C. Committee Selection and Evaluation

1.	Evaluate and recommend to the Board directors to serve on the committees of the Board and to serve as the chairman of the committees of the Board. The criteria for selection of committee members shall be based upon criteria described in the committee’s charter.

2.	Establish and monitor the purpose, structure and operations of the committees of the Board and the qualifications and criteria of membership on the committees. The Committee shall also make recommendations to the Board regarding term limitations and director rotation on the committees of the Board, where the Committee deems appropriate.

3.	Review the charter, composition and performance of each committee of the Board and, where the Committee deems appropriate, recommend changes to the Board.

D. Succession Planning

1.	Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and, where the Committee deems appropriate, make recommendations to the Board regarding these positions.

E. Conflicts

1.	Review possible conflicts of interest of the directors and management of the Company and, where the Committee deems appropriate, make recommendations to the Board on how to prevent or eliminate conflicts of interest.

F. Reports

1.	At least annually, report Committee activities to the Board in such manner and at such time as the Committee or the Board deems appropriate. The report to the Board may take the form of an oral report by the Chairman of the Committee or any other member of the Committee designated by the Committee to make such report.

2.	Maintain minutes and other records of meetings and activities of the Committees or written consents executed in lieu of meetings.

V. PERFORMANCE REVIEW

The Committee shall conduct an annual evaluation of its performance and the performance of its members. The Committee shall also review and reassess, at least annually, the adequacy of this Charter and, where the Committee deems appropriate, recommend to the Board changes to this Charter. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.